UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

GENERAL CANNABIS CORP

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 4.01	Changes in Registrant’s Certifying Accountant

Dismissal of Marcum LLP

On July 20, 2021, the Company dismissed Marcum LLP (“Marcum”) as the Company’s principal accountant and auditor.  The dismissal of Marcum was recommended by the Company’s Audit Committee and approved by the Board of Directors.

The audit reports of Marcum on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such audit report contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 contained an explanatory paragraph expressing substantial doubt as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2020 and December 31, 2019 and through July 20, 2021, there have been no "disagreements" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum would have caused Marcum to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal year ended December 31, 2020 and through July 20, 2021, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Marcum with a copy of the disclosures it is making in this Form 8-K prior to the time of filing with the SEC and requested that Marcum furnish the letter addressed to the SEC stating whether or not it agrees with the disclosures made herein as required by Item 304(a)(3) of Regulation S-K.  A copy of Marcum’s letter, dated July 20, 2021, is attached hereto as Exhibit 16.1.

Engagement of Haynie & Company

On July 20, 2021, the Company engaged Haynie & Company (“Haynie”) as its new principal accountant to audit the Company’s financial statements.  During the Company’s two most recent fiscal years and any subsequent interim period prior to the above engagement, the Company did not consult Haynie concerning any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
16.1	Letter from Marcum LLP dated July 20, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 22, 2021

GENERAL CANNABIS CORP

By:	/s/ Adam Hershey
Name:	Adam Hershey
Title:	Interim Chief Executive Officer